Exhibit 10.17

JOINDER AGREEMENT AND

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

FLEET RETAIL FINANCE INC., AS

ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DUCKWALL-ALCO STORES, INC.

THE LEAD BORROWER FOR THE

BORROWERS REFERENCED HEREIN

AND

DA GOOD BUYS, INC.

JOINDER AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT, dated as of September 9, 2002 (the "Agreement") by among Fleet Retail Finance Inc. as "Administrative Agent"; Fleet Retail Finance Inc. as "Collateral Agent", in each case for the benefit of the "Lenders" (as defined in the Loan Agreement referenced below); Wells-Fargo Retail Finance LLC as "Documentation Agent", the Lenders, Duckwall-Alco Stores, Inc. ("Lead Borrower" and a "Borrower"); SPD Truck Line, Inc. and Duckwall-Alco, LP (collectively with Duckwall-Alco Stores, Inc., the "Borrowers" or the "Borrower") and DA Good Buys, Inc., a Kansas Corporation ("Good Buys"), all of which Borrowers and Good Buys have their principal executive offices and places of business at 401 Cottage Avenue, Abilene, Kansas 67410-2832.

RECITALS

The Administrative Agent, Collateral Agent, Documentation Agent, Lenders and the Borrowers have entered into a Loan and Security Agreement dated as of April 15, 2002 as such Loan Agreement may be amended, modified or supplemented from time to time and (collectively with all ancillary certificates, exhibits and documents, the "Loan Agreement") under which the Lenders make loans to the Borrowers secured by a lien on their Inventory and other Collateral.  (Capitalized terms used herein and not defined herein shall have the same meaning as in the Loan Agreement.)  The Lead Borrower has formed Good Buys as its wholly owned subsidiary in order to sell sample goods and other surplus inventory over the internet.  The Lead Borrower has requested that the Agents and the Lenders consent to the formation of Good Buys, to the extent required under the Loan Agreement, and permit Good Buys to be joined as a Borrower under the Loan Agreement.  The Lender is willing to do so provided that it receives a perfected, first lien security interest on all of Goodbuy's Inventory and other assets which constitute Collateral.

SECTION 1.     Joinder.

(a)              By their execution below, each of the Borrowers, the Agents and the Lenders hereby agree to the joinder of Good Buys as a Borrower under the Loan Agreement and Good Buys hereby agrees to become a Borrower thereunder and to be bound by all the terms and conditions of the Loan Agreement effective as of the date hereof.

(b)             Good Buys hereby expressly agrees that it shall be liable, jointly and severally, with each of the other Borrowers as a Borrower under the Loan Agreement for all Liabilities due to the Lenders, Agents or their Affiliates under the Loan Agreement and other Loan Documents executed in connection with the Loan Agreement, including, without limitation, all Liabilities outstanding as of the date hereof or hereafter arising of any of the other Borrowers to the Lender or Agents thereunder.

(c)              Each of the Borrowers (including, but not limited to, Good Buys) hereby expressly agrees that it will be liable, jointly and severally, with each of the other Borrowers (including, but not limited to, Good Buys), for all Liabilities due under the Loan Agreement and other Loan Documents including, without limitation, all Liabilities of Good Buys to the Lenders.

(d)             Good Buys shall execute and deliver herewith Joinders to each of the Revolving Credit Notes and the Swingline Note in favor of the Agents in the form of Exhibit A attached hereto.

(e)              From and after the date hereof, all references to "Borrower" or "Borrowers" in the Loan Agreement or other Loan Documents shall be deemed to include Good Buys as well as each of the existing Borrowers.

(f)               Good Buys hereby grants to the Agents, a continuing security interest in and to, and assigns to the Agents for the benefit of the Lenders, all of its right, title and interest in Inventory, certain assets relating to Inventory and all other assets which constitute Collateral (as defined in the Loan Agreement), whether now owned or hereafter acquired or in which Good Buys now has an interest, or hereafter acquires or otherwise obtains an interest, and all products, proceeds, substitutions and accessions of or to any of the foregoing, pursuant to and as more completely defined in Section 8.1 of the Loan Agreement.

SECTION 2.     Representations and Warranties.

The Borrowers and Good Buys hereby represent and warrant to the Agents and Lenders as follows:

(a)              The representations and warranties of the Borrowers set forth in the Loan Agreement, together with the Exhibits thereto, remain true and correct in all material respects as of the date of this Agreement after giving effect to the formation of Good Buys and joinder of Good Buys as a Borrower.

(b)             The execution, delivery and performance of this Agreement are within the power of Good Buys and the other Borrowers; have been duly authorized by all necessary or proper action; are not in contravention of, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any material contractual obligation to which Good Buys or any of the other Borrowers is a party or by which the property of Good Buys or any of the other Borrowers are bound; do not and will not result in or require the creation or imposition of any material Lien upon any of the properties or assets of Good Buys or any of the other Borrowers; are not in contravention of any provision of any law; and do not require the consent or approval of any governmental body, agency, authority or any other person that has not been obtained and a copy thereof furnished to the Lender.

SECTION 3.     Affirmations.  Each of the Borrowers and Good Buys hereby: (i) affirm all the provisions of the Loan Agreement, as supplemented by this Agreement, (ii) affirm the grant to the Agents by each of the Borrowers and Good Buys of the security interests in and to the Collateral pursuant to the provisions of Article VIII of the Loan Agreement and this Agreement, and (iii) agree that the terms and conditions of the Loan Agreement shall continue in full force and effect as supplemented by this Agreement.  The Agents and Lenders hereby consent to the formation of Good Buys and the joinder of Good Buys as a Borrower and agree that the Borrowers shall not be deemed to be in violation of any covenant under the Loan Agreement (including, but not limited to, the restrictions on Investments in Section 4.20 thereof or Affiliate transactions in Section 4.24 thereof) by virtue of having formed Good Buys.

SECTION 4.     Average Availability.  For purposes of determining the appropriate Index Margin and Base Margin to be used for each fiscal quarter under the Margin Pricing Grid set forth in Section 2.11(f) of the Loan Agreement, Average Availability should be determined as follows.  "Average Availability" for each immediately preceding fiscal quarter shall be equal to the Borrowers' aggregate daily Availability for such fiscal quarter divided by the total number of days in such immediately preceding fiscal quarter.  This calculation shall be made on or before the first Business Day of each of Borrowers' fiscal quarters commencing with the fiscal quarter starting on August 5, 2002.

SECTION 5.     Miscellaneous.

(a)              Successors and Assigns.   This Agreement shall be binding upon Good Buys and the other Borrowers and each of Good Buys and the other Borrower's representatives, successors, and assignes and shall enure to the benefit of the Agents and Lenders and their respective successors and assigns.

(b)             Severability.   Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

(c)              Amendments; Course of Dealing.   This Agreement, the Loan Agreement and the other Loan Documents incorporate all discussions and negotiations between Good Buys, the Borrower, the Agents and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding.  No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof.  No failure by the Agents or Lenders to give notice to the Borrowers' having failed to observe and comply with any warranty or covenant included in the Loan Agreement or any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the Loan Agreement or subject Loan Document.

No further consent, modification, amendment, or waiver of any provision of the Loan Agreement or other Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is an Agent or Lender, then by a duly authorized officer thereof).  Any modification, amendment, or waiver provided by the Agents or Lenders shall be in reliance upon all representations and warranties theretofore made to the Agents or Lenders by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

(d)             Lender's Costs and Expenses.   The Borrowers shall pay on demand all Costs of Collection and all reasonable expenses of the Agents and any Affiliate of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agents in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all reasonable out of pocket costs and expenses of the Agents which relate to the credit facility or other credit or services provided to Borrowers contemplated thereby.

The Borrowers authorize the Agents to pay all such reasonable out of pocket fees and expenses and in the Agents discretion, to add such fees and expenses to the Loan Account.

The undertaking on the part of the Borrowers in this Section shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agents in favor of the Borrowers, other than a termination, release, or discharge which makes specific reference to this Section.

(e)              Massachusetts Law.   This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts.

(f)               Consent to Jurisdiction.   The Borrowers and Good Buys agree that any legal action, proceeding, case, or controversy against the Borrower or Good Buys with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion.  By execution and delivery of this Agreement, the Borrowers and Good Buys, for themselves and in respect of their property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

Each Borrower and Good Buys WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower and Good Buys address for notices as specified in the Loan Agreements (Good Buys' notice address being that listed in the initial paragraph of this agreement), such service to become effective five (5) Business Days after such mailing.

Each Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

Nothing herein shall affect the right of the Agents or Lenders to bring legal actions or proceedings in any other competent jurisdiction.

Each of the Borrowers agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

(g)              Rules of Construction.  Unless otherwise defined herein, terms used herein which are defined in the Loan Agreement shall have the respective meanings assigned to such terms in the Loan Agreement.  The rules of construction applied in Section 14.14 of the Loan Agreement shall be applied, as is necessary, in the interpretation, construction and enforcement of this Agreement.

(h)              Waivers.  The Borrowers and Good Buys (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included below, knowingly, voluntarily, and intentionally, and understands that the Lender, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers and Good Buys as provided herein, whether not or in the future, is relying on such waivers.

(i)       THE BORROWER AND GOOD BUYS, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(ii)     Except as otherwise specifically required hereby, notice of non‑payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(iii)     Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Lender's  exercising of the Lender's rights upon default.

(iv)    THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENTS OR LENDERS OR IN WHICH ANY OF THE AGENTS OR LENDERS IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND ANY OF THE AGENTS AND LENDERS (AND THE AGENTS AND LENDERS LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(v)        Any defense, counterclaim, set‑off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(vi)        Any claim to consequential, special, or punitive damages.

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, each of the Agents, Documentation Agent, Lenders, the Borrowers and Good Buys has duly executed this Agreement as of the date first above written.

DA GOOD BUYS, INC.                                             DUCKWALL-ALCO STORES, INC.

                                                                                    ("Lead Borrower")

By:  /s/ Richard A. Mansfield                               By: /s/ Richard A. Mansfield_________

Print Name: Richard A. Mansfield                        Print Name: _Richard A. Mansfield___

Title:  Vice President                                               Title:  Vice President_____________

                                                                                    SPD TRUCK LINE, INC. ("Borrower")

                                                                                    By: /s/ Richard A. Mansfield_______

                                                                                    Print Name: Richard A. Mansfield__

                                                                                    Title:___Vice President__________

                                                                                    DUCKWALL-ALCO, LP ("Borrower")

                                                                                    By: DUCKWALL-ALCO STORES, INC.,

                                                                                    its General Partner

                                                                                    By: __/s/ Richard A. Mansfield_________

                                                                                    Print Name: __Richard A. Mansfield____

                                                                                    Title:___Vice President______________

                                                                                    FLEET RETAIL FINANCE INC.

                                                                                    ("Lender")

                                                                                    By:  _____/s/ Evan Israelson__________

                                                                                    Print Name:_Evan Israelson  __________

                                                                                    Title:__Asst. Vice President___________

                                                                                    FLEET RETAIL FINANCE INC.

                                                                                    ("Administrative Agent and Collateral Agent")

                                                                                    By:  _____/s/ Evan Israelson__________

                                                                                    Print Name:_Evan Israelson  __________

                                                                                    Title:__Asst. Vice President___________

[Signature Page to Joinder Agreement]

                                                                                    WELLS FARGO RETAIL FINANCE, LLC

                                                                                    ("Lender")

                                                                                    By:  __/s/ Patrick J. Norton____________

                                                                                    Print Name:__Patrick J. Norton    _______

                                                                                    Title:___Vice President_______________

                                                                                    WELLS FARGO RETAIL FINANCE, LLC

                                                                                    ("Documentation Agent")

                                                                                    By:  __/s/ Patrick J. Norton____________

                                                                                    Print Name:__Patrick J. Norton    _______

                                                                                    Title:___Vice President_______________

                                                                                    FLEET NATIONAL BANK

                                                                                    ("Issuer")

                                                                                    By:  _____/s/ Evan Israelson__________

                                                                                    Print Name:_Evan Israelson  __________

                                                                                    Title:__Asst. Vice President___________